UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – May 3, 2005

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

                On May 3, 2005, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation’s financial condition as of March 31, 2005 and its results of operations for the three month period then ended. The press release is furnished as Exhibit 99.1 to this Form 8-K filing. On the same day, the Corporation mailed a quarterly report to shareholders disclosing substantially similar nonpublic information regarding the Corporation’s financial condition and results of operations. The quarterly report to shareholders is furnished as Exhibit 99.2 to this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 Press Release dated May 3, 2005 regarding the quarterly period ended March 31, 2005.
Exhibit 99.2 Quarterly Report To Shareholders For The Quarter Ended March 31, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation

(Registrant)

Date: May 3, 2005	By: /s/ Mark D. Curtis

Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)
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